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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                February 14, 2001
                Date of Report (Date of earliest event reported)




                              Thoratec Corporation
             (Exact Name of Registrant as Specified in its Charter)
              -----------------------------------------------------


         CALIFORNIA                  1-8145                   94-2340464
      (State or other      (Commission File Number)        (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
       Incorporation)


                    ----------------------------------------

                              6035 STONERIDGE DRIVE
                          PLEASANTON, CALIFORNIA 94588


                    (Address of Principal Executive Offices)
                                   (Zip Code)



       Registrant's telephone number, including area code: (925) 847-8600


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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

         As described in Item 2 below, Thermo Electron Corporation, a majority stockholder of Thoratec Cardiosystems Inc. (then named Thermo Cardiosystems, Inc., "TCA"), as a result of the merger (the "Merger") of a newly-formed, wholly-owned subsidiary of Registrant (then named "Thoratec Laboratories Corporation" and renamed "Thoratec Corporation") named Lightning Acquisition Corp. (the "Merger Sub") into TCA, acquired approximately 34% of the Registrant's outstanding stock.

ITEM 2.  ACQUISITION OR DISPOSITION ASSETS.

         On October 3, 2000, Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with the Merger Sub, TCA, and Thermo Electron Corporation that, at the time, owned a majority of the outstanding shares of TCA. The Merger Agreement called for the Merger of the Merger Sub into TCA. In separate meetings held February 13, 2001, Registrant's shareholders and TCA's stockholders approved the Merger Agreement and Merger. The Merger closed February 14, 2001. As a consequence of the Merger, TCA became a wholly-owned subsidiary of Registrant. In connection with the Merger, TCA changed its name to "Thoratec Cardiosystems Inc." In the Merger, each outstanding share of TCA's common stock was converted into 0.835 of a share of Registrant's common stock, with Registrant paying cash for aggregated fractions of Registrant's stock otherwise payable to each TCA shareholder. This exchange ratio was negotiated at arms-length. Registrant intends to cause TCA and its subsidiaries to continue to conduct the same businesses after the Merger as they did before the Merger. The Merger is more fully described in the press release filed as Exhibit 99.1.


ITEM 5.  OTHER EVENTS.

         Registrant's shareholders approved an amendment to Registrant's Articles of Incorporation changing Registrant's name from "Thoratec Laboratories Corporation" to "Thoratec Corporation" at Registrant's shareholder meeting held February 13, 2001. This name change became effective on or about February 14, 2001.
Registrant's shares continue to trade under the NASDAQ Symbol  "THOR"


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statement of Business Acquired.

                  The financial statements of the business acquired will be filed within 60 days after the date this Report is filed with the Securities and Exchange Commission.

         (b)      Pro Forma Financial Information.

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                  The pro forma financial information is incorporated herein by reference to Registrant's Registration Statement on Form S-4 filed on November 1, 2000, File No. 333-49120.

         (c)      Exhibits.

EXHIBIT NO.       DESCRIPTION

Exhibit 2.1 Agreement and Plan of Merger among Thoratec Corporation (then named "Thoratec Laboratories Corporation"), Lightning Acquisition Corp., Thoratec Cardiosystems Inc. (then named "Thermo Cardiosystems Inc.") and Thermo Electron Corporation dated as of October 3, 2000. (Incorporated by reference to Registrant's Registration Statement on Form S-4 filed on November 1, 2000, File No. 333-49120.)

Exhibit 3.1 Certificate of Amendment of the Amended and Restated Articles of Incorporation filed with the Secretary of State of the State of California on or about February 14, 2001.

Exhibit 99.1      Press Release dated February 14, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  THORATEC CORPORATION



                                  By: /s/ D. Keith Grossman
                                      -----------------------------------------
                                      D. Keith Grossman
                                      President and Chief Executive Officer

Date:  February 28, 2001




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                                  EXHIBIT INDEX


Exhibit 2.1 Agreement and Plan of Merger among Thoratec Corporation (then named "Thoratec Laboratories Corporation"), Lightning Acquisition Corp., Thoratec Cardiosystems Inc. (then named "Thermo Cardiosystems Inc.") and Thermo Electron Corporation dated as of October 3, 2000. (Incorporated by reference to Registrant's Registration Statement on Form S-4 filed on November 1, 2000, File No. 333-49120.)

Exhibit 3.1 Certificate of Amendment of the Amended and Restated Articles of Incorporation filed with the Secretary of State of the State of California on or about February 14, 2001.

Exhibit 99.1      Press Release dated February 14, 2001.